SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    August 4, 2014

OverNear Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-54119	27-3101494
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

501 Santa Monica Blvd., Suite 601

Santa Monica, California 90401
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(310) 744-6060
 (ISSUER TELEPHONE NUMBER)

1460 4th Street, Suite 304
Santa Monica, California 90401
 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 31, 2014 the Board of Directors and the majority shareholder of OverNear, Inc., a Nevada corporation (the “Company”), in conformity with Section 315 of Chapter 78 of the Nevada Revised Statues and the by-laws of the Company, unanimously approved a resolution to change the Company’s name to Rowl, Inc. to be consistent with the new name of its mobile app soon to be launched on the iTunes store. On August 1, 2014 the Board of Directors of the Company filed a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of Nevada changing the Company’s name to Rowl, Inc.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment of the Certificate of Incorporation filed in the state of Nevada on August 1, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OverNear Inc.,
August 4, 2014	By:	/s/ Fred Tannous
Fred Tannous
Chief Executive Officer